Exhibit 10.9

TRADEMARK ASSIGNMENT AGREEMENT

By this private instrument and on the best terms of the Law, the Parties:

EDITORA E DISTRIBUIDORA EDUCACIONAL S/A, a closely-held corporation with its principal place of business at Rua Santa Madalena Sofia, No. 2, 3rd floor, Vila Paris, Postal Code 30.380-650, in the municipality of Belo Horizonte, State of Minas Gerais, enrolled with the National Corporate Taxpayers Register of the Ministry of Finance (CNPJ/MF) under No. 38.733.648/0001-40, herein represented in the form of its By-Laws by Mario Ghio Junior, bearer of Identity Card RG No.[***], enrolled with the Individual Taxpayer Registry of the Ministry of Finance (CPF/MF) under No. [***] and Cesar Augusto Silva, bearer of Identity Card RG No. [***] enrolled with the CPF/MF under No. [***], hereinafter referred to as ASSIGNOR; and

SOMOS SISTEMAS DE ENSINO S.A., a closely-held corporation with its principal place of business at Rodovia Presidente Dutra, Km 136, Block 03, Module 01, Eugênio de Mello, Postal Code 12.247-004, in the municipality of São José dos Campos, State of São Paulo, enrolled with the CNPJ/MF under no. 49.323.314/0001-14, herein represented in the form of its By-Laws by Mario Ghio Junior, bearer of Identity Card RG No. [***], enrolled with the CPF/MF under No. [***] and Cesar Augusto Silva, bearer of Identity Card RG No. [***], enrolled with the CPF/MF under No. [***], hereinafter referred to as ASSIGNEE.

Collectively the “Parties” and individually only “Party”.

Whereas:

(i) ASSIGNOR is the holder, before the National Institute of Industrial Property (“INPI”), of the registrations and registration applications listed in EXHIBIT I (“Trademarks”).

(ii) ASSIGNOR wishes to assign and transfer the ownership of the Trademarks to ASSIGNEE, which agrees to such assignment;

NOW, THEREFORE, the Parties resolve, pursuant to the provisions of articles 134 and 135 of Law No. 9.279/96, to execute this Trademark Assignment Agreement (“Agreement”), which shall be governed in accordance with the following clauses and conditions;

1) By this Agreement, ASSIGNOR irrevocably assigns to ASSIGNEE, without consideration, all property rights, actions and interests relating to the registered Trademarks listed in EXHIBIT I hereto, free from any charges.

2) ASSIGNEE shall be responsible for submitting this Agreement to the INPI. ASSIGNOR agrees to provide ASSIGNEE with all documents required to support the request for annotation of the transfer of ownership resulting from this assignment with the INPI and all others that may be required by that body.

3) ASSIGNOR expressly represents that the signatories hereto have the powers required to represent ASSIGNOR in the assignment of the rights that are the subject matter of this Agreement.

4) ASSIGNEE hereby represents that it operates in the industries to which the products and services identified by the Trademarks belong.

5) The Parties represent that the signatories to this Agreement have all powers and authorizations required to execute it.

6) ASSIGNOR and ASSIGNEE mutually grant each other the fullest, broad, complete, general, irrevocable and irreversible release with respect to all obligations under said assignment and transfer of the Trademarks, having nothing else to claim from each other with respect to this Agreement.

7) This Agreement is binding upon the Parties and their successors on any account.

8) The Parties elect the courts of the Judicial District of São Paulo, State of São Paulo, to resolve on any disputes resulting from this Agreement, expressly waiving any other, no matter how privileged it may be or come to be.

IN WITNESS WHEREOF, the parties execute this Agreement in two (2) counterparts of same contents and form, in the presence of the two (2) undersigned witnesses;

São Paulo, December 4, 2019.

EDITORA E DISTRIBUIDORA EDUCACIONAL S/A

(sgd)	(sgd)

Mario Ghio Junior	Cesar Augusto Silva

SOMOS SISTEMAS DE ENSINO S.A.

(sgd)	(sgd)

Mario Ghio Junior	Cesar Augusto Silva

WITNESSES:

1. (sgd)	2. (sgd)

Name: Claudia Leticia Lopes	Name: Bianca da Silva Rodrigues

Executive Assistant	ID: RG[***]

ID: RG[***]	CPF[***]

Stamp of Somos Educação – Mariana (illegible) Fonseca - Legal, initialed.

Pages initialed.

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